Supplement, dated February 7, 2002, to the
          Statement of Additional Information, dated February 1, 2002, of Seligman Municipal Fund Series, Inc. (the "Series"), on behalf of its
            Seligman Colorado Municipal Series (the "Colorado Fund")

Effective immediately, the following disclosure replaces entirely the discussion under (i) "Calculation of Performance Data - Class C" in the second full paragraph on page 43 and (ii) replaces certain paragraphs of the discussion under "Appendix B - RISK FACTORS AFFECTING THE FUND" in the section "Risk Factors Affecting the Colorado Fund" beginning on page 57; the third full paragraph on page 57, the first and last full paragraphs on page 58 and the fourth full paragraph on page 59, of the Series' Statement of Additional
Information:

Calculation of Performance Data - Class C - page 43

     The tax equivalent annualized yield for the 30-day period ended September 30, 2001 for each Fund's Class C shares was as follows: National - 5.50%, Colorado - 5.07%, Georgia - 5.37%, Louisiana - 4.82%, Maryland - 5.13%, Massachusetts - 6.04%, Michigan - 5.19%, Minnesota - 4.63%, Missouri - 4.97%, New York - 5.50%, Ohio - 5.60%, Oregon - 5.13% and South Carolina - 5.67%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

Third paragraph - page 57

     The major sources of revenue for repayment of public indebtedness are the ad valorem property tax, sales tax and use and consumption fees. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2000 was $3.69 billion, an increase from $3.49 billion in 1999. The total assessed value of all taxable property, real and personal, in the state in 2000 was $48.76 billion, an increase of 4.4% over 1999. (Department of Local Affairs, 30th Annual Report to the Governor and the General Assembly.) With three exceptions, property in Colorado is assessed at 29% of its actual value. Residential real property was assessed at 9.74% of actual value in 2000, although this rate varies according to a formula specified in the constitution. Oil and gas properties are assessed at 87.5% of primary recovery and 75% of secondary recovery, and producing mines are assessed at 25% of the gross or net proceeds from the mine, whichever is larger. (C.R.S. Sections 39-7-102 & 39-6-106.). The state constitution imposes limits on the mill levy of taxes for state purposes.

First paragraph - page 58

     After the shortfall in fiscal year 2001-2002, both the Colorado Legislative Council and the Office of State Planning and Budgeting expects that state revenues to return to a TABOR surplus. The Office of State Planning and Budgeting predicts excess revenue of $17.8 million in fiscal year 2002-2003. That office predicts that the amount of excess revenue will grow to $197.9 million in fiscal year 2006-2007, with a total of $612.6 million in excess revenue for fiscal years 2002-2003 through 2006-2007. The Colorado Legislative Council predicts a more rapid growth in excess revenues after fiscal year 2001-2002. The Council predicts state revenue will exceed the TABOR limit by $65.1 million in fiscal year 2002-2003. The Council further predicts that excess revenues will continue to grow, at least through 2007, with forecasted total excess revenues of $901.3 million in fiscal year 2006-2007 and a total of $2.62 billion in excess revenue for the five-year period.

Last paragraph - page 58

     According to the U.S. Census Bureau, the Colorado  population was just over
     4.3 million in 2000, representing 30.6% growth from 1990. Colorado economists estimate that the state's population grew approximately 2% in 2001. Economists' forecasts for Colorado's 2002 population growth range from 1.7% to 1.8%, although they agree that net migration into Colorado has slowed and will gradually decline.


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Fourth paragraph - page 59

     Economists agree that the Colorado construction industry is experiencing a downturn from its frenetic pace of the 1990s. However, estimates on the magnitude of the downturn vary widely. Estimates regarding the residential construction sector in 2001 vary from growth in the number of housing permits issued of as much as 3.8% to a decline of 5.7%. However, all reports reviewed predict a significant decrease in the number of housing permits for 2002, with reductions ranging from 12.9% to 23%. In non-residential construction, the change in the value of contracts varies widely from year to year. Economists concur that the non-residential construction sector will experience declines over the next few years. Estimates for the decline in the value of non-residential construction contracts during 2000 range from 12.4% to 14.1%. Economists agree that the decline in the sector subsided somewhat in 2001 with estimates of declines ranging from 2% to 2.9%. However, the sources indicate that more substantial declines will resume in 2002 with forecasts of declines in the value of non-residential construction contracts within the range of 10.8% to 11.8%. In addition, a recent, unanticipated increase in the vacancy rate on prime office space in the Denver Metro area could have an impact on this sector.


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